SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 5, 2002
(Date of Earliest Event Reported)

AMERICAN INTERNATIONAL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-25223	88-0326480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Cien Street, Suite 235, Kemah, TX		77565
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (281) 334-9479

Table of Contents

Page
Item 1. Changes in Control of Registrant	3
Item 2. Acquisition or Disposition of Assets	3
Item 3. Bankruptcy or Receivership	3
Item 4. Changes in Registrant’s Certifying Accountants	3
Item 5. Other Events and FD Disclosure	3
Item 6. Resignations of Directors and Executive Officers	3
Item 7. Financial Statements and Exhibits	4

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Effective June 5, 2002, the Company sold, through its majority owned subsidiary (Unlimited Coatings Corporation), 100% of its investment in Marald, Inc. for total consideration of $725,000. The $725,000 received consists of $225,000 in cash and one long-term note receivable in the amount of $300,000 and another long-term note receivable with a face amount $300,000, reduced by a $100,000 valuation reserve due to a provision which allows for a payment of $200,000 for early retirement of the note.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Proforma Financial Information	4
Proforma Consolidated Balance Sheet – March 31, 2002	5
Proforma Consolidated Statement of Operations - Year ended December 31, 2001	6
Proforma Consolidated Statement of Operations - Three months ended March 31, 2002	7
Note to Unaudited Proforma Consolidated Financial Statements	7

AMERICAN INTERNATIONAL INDUSTRIES, INC.
UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

 Effective June 5, 2002, the Company sold, through its majority owned subsidiary (Unlimited Coatings Corporation), 100% of its investment in Marald, Inc. for total consideration of $725,000. The $725,000 received consists of $225,000 in cash and one long-term note receivable in the amount of $300,000 and another long-term note receivable with a face amount $300,000, reduced by a $100,000 valuation reserve due to a provision which allows for a payment of $200,000 for early retirement of the note.

The following unaudited proforma consolidated statements of operations for the three months ended March 31, 2002 and for the year ended December 31, 2001, assumes the disposition of Marald, Inc. had occurred on January 1, 2001 and include the historical unaudited consolidated statements of operations for the Registrant for the year ended December 31, 2001 and quarter ended March 31, 2002, adjusted for the proforma effects of the disposition.

The unaudited proforma consolidated statements are not necessarily indicative of the results of operations that would actually have occurred if the transactions had been consummated as of January 1, 2001. These statements should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Registrant, in its annual report on Form 10-KSB and the quarterly report on Form 10-QSB for the quarter ended March 31, 2002.

AMERICAN INTERNATIONAL INDUSTRIES, INC. AND SUBSIDIARIES
Unaudited Proforma Consolidated Balance Sheet
March 31, 2002
	Consolidated			Proforma
	Balance	Proforma Adjustments		Balance
Assets	March 31, 02	Increase	Decrease	March 31, 02

Current assets:
Cash	$475,748	$225,000	$(94,319)	$606,429
Certificate of deposit	235,340	-	-	235,340
Trading securities	24,600	-	-	24,600
Available-for-sale securities	550,000	-	-	550,000
Accounts receivable, net	627,679	-	(239,883)	387,796
Accounts and notes receivable from related parties	470,879	-	-	470,879
Inventories	1,106,250	-	(129,784)	976,466
Real estate held for sale	885,624	-	-	885,624
Prepaid expenses and other current assets	5,138	-	-	5,138
Total current assets	4,381,258	225,000	(463,986)	4,142,272

Notes receivable	1,988,607	500,000	-	2,488,607
Less allowance for uncollectible accounts	-	-	-	-
Net notes receivable	1,988,607	500,000	-	2,488,607
Property and equipment, net of accumulated
depreciation and amortization	195,950	-	(95,141)	100,809
Excess of cost over net assets of businesses
acquired, less accumulated amortization of
$298,709 in 2002 and 2001	1,303,239	-	(628,700)	674,539
Other assets	8,018	-	(1,885)	6,133
Total assets	$7,877,072	$725,000	$(1,189,712)	$7,412,360

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable and accrued expenses	700,803	-	(44,364)	656,439
Short-term notes payable	108,698	-	(108,698)	-
Current installments of long-term debt	33,151	-	(62,148)	(28,997)
Total current liabilities	842,652	-	(215,210)	627,442
Long-term notes payable to related parties	1,033,638	-	-	1,033,638
Long-term debt, less current installments	409,275	-	-	409,275
Minority interest	130,034	(112,183)	-	17,851
Total liabilities	2,415,599	(112,183)	(215,210)	2,088,206

Stockholders' equity:
Preferred stock, $.001 par value. Authorized
10,000,000 shares: none issued	-	-	-	-
Common stock, $.001 par value. Authorized 200,000,000 shares:
155,084,398 shares issued and 154,832,398 shares
outstanding at March 31, 2002, 152,884,398 shares issued and
152,632,398 shares outstanding at December 31, 2001	154,832	1,000	(1,000)	154,832
Additional paid-in capital	17,888,983	696,000	(696,000)	17,888,983
Accumulated deficit	(12,448,314)	140,183	(277,502)	(12,585,633)
Total stockholders' equity	5,595,501	837,183	(974,502)	5,458,182
Less treasury stock, at cost (252,000 shares)	(34,028)	-	-	(34,028)
Unrealized losses on shares available-for-sale	(100,000)	-	-	(100,000)
Total stockholders' equity	5,461,473	837,183	(974,502)	5,324,154

Commitments and contingent liabilities

Total liabilities and stockholders' equity	$7,877,072	$725,000	$(1,189,712)	$7,412,360
See accompanying notes to unaudited Proforma consolidated financial statements.

AMERICAN INTERNATIONAL INDUSTRIES, INC. AND SUBSIDIARIES
Unaudited Proforma Consolidated Statement of Operations
Year ended December 31, 2001
			Proforma
		Consolidated	Adjustments		Proforma
		Balance	Increase	Decrease	Balance
Revenues	$		$0	$(2,892,279)	$793,6211

Costs and expenses:
Costs of sales		8,630,198	-	(2,228,626)	6,401,572
Selling, general and administrative		2,537,839	-	(550,198)	1,987,641
Total costs and expenses		11,168,037	-	(2,778,824)	8,389,213

Operating loss		(339,547)	-	(113,455)	(453,002)

Other income (expenses):
Interest income		132,690	-	215	132,905
Unrealized losses on investments		(91,200)	-	-	(91,200)
Gain on sale of subsidiary		1,555,435	-	-	1,555,435
Gain on disposition of assets		15,000	-	-	15,000
Other income		281,919	-	2,824	284,743
Interest expense		(73,316)	-	14,439	(58,877)
Total other income (expenses)		1,820,528	-	17,478	1,838,006

Net earnings (loss) before income taxes		1,480,981	-	(95,977)	1,385,004

Provision for income taxes		-	-	-	-

Net earnings (loss)		$1,480,981	$-	$(95,977)	$1,385,004
See accompanying notes to unaudited Proforma consolidated financial statements.

AMERICAN INTERNATIONAL INDUSTRIES, INC. AND SUBSIDIARIES
Unaudited Proforma Consolidated Statement of Operations
Three months ended March 31, 2002

	Consolidated	Proforma Adjustments		Proforma
	Balance	Increase	Decrease	Balance

Revenues	$1,802,065	$-	$(820,771)	$981,294

Costs and expenses:
Costs of sales	1,381,133	-	(622,111)	759,022
Selling, general and administrative	533,713	-	(154,236)	379,477
Total costs and expenses	1,914,846	-	(776,347)	1,138,499

Operating loss	(112,781)	-	(44,424)	(157,205)

Other income (expenses):
Interest income	3,436	-	-	3,436
Unrealized losses on investments	(4,200)	-	-	(4,200)
Gain on sale of subsidiary	-	-	-	-
Gain on disposition of assets	-	-	-	-
Other income	(1,749)	-	-	(1,749)
Interest expense	(8,728)	-	2,260	(6,468)
Total other income (expenses)	(11,241)	-	2,260	(8,981)

Net earnings (loss) before income taxes	(124,022)	-	(42,164)	(166,186)

Provision for income taxes	-	-	-	-

Net earnings (loss)	$(124,022)	$-	$(42,164)	$(166,186)
See accompanying notes to unaudited Proforma consolidated financial statements.

Unaudited Proforma Consolidated Financial Statements
Notes to Unaudited Proforma Consolidated Financial Statements

(1) Basis of Presentation

The unaudited Proforma Consolidated Statement of Operations for the three months ended March 31, 2002, included the unaudited historical results of operations for American International Industries, Inc. and subsidiaries, excluding Marald, Inc. for the three months ended March 31, 2002, adjusted for the proforma effects of the disposition assuming the disposition occurred on January 1, 2001.

The unaudited Proforma Consolidated Statement of Operations for the year ended December 31, 2001, included the audited historical results of operations of American International Industries, Inc. and subsidiaries, and adjusted for the proforma effects of the disposition assuming the disposition occurred on January 1, 2001.

The unaudited Proforma Balance Sheet at March 31, 2002, included the unaudited position of American International Industries, Inc. and subsidiaries as of March 31, 2002, assuming the disposition occurred on March 31, 2002, adjusted for the proforma effects of the disposition.

(b) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Industries, Inc.
By /s/ Daniel Dror, CEO, President and Chairman

Date: June 24, 2002